UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 30, 2006
Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 30, 2006, Zimmer Holdings, Inc. (the “Registrant”) reported its results of operations for the quarter and year ended December 31, 2005. The Registrant’s earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
     As previously announced, the Registrant acquired Centerpulse AG on October 2, 2003 and Implex Corp. on April 23, 2004. The earnings release attached as Exhibit 99.1 includes the operating performance measures of adjusted net earnings, adjusted diluted EPS and projected adjusted diluted EPS which exclude acquisition, integration and other expenses and inventory step-up. Projected adjusted diluted EPS also excludes the estimated impact of Statement of Financial Accounting Standards No. 123(R), “Share Based Payment”. The earnings release also includes other non-GAAP financial measures including adjusted net margin, adjusted operating margin and adjusted gross margin.
     The Registrant also reported sales performance using the non-GAAP financial measure of constant currency sales. Constant currency results are calculated by translating actual current and prior-year sales at the same predetermined exchange rates. The translated results are then used to determine year-over-year percentage increases or decreases that exclude the impact of changes in foreign currency exchange rates. Constant currency sales as defined and presented by the Registrant may not be comparable to similar measures reported by other companies.
     Management uses these non-GAAP financial measures to evaluate the Registrant’s operating performance and believes that their presentation in the earnings release allows investors to more easily compare the Registrant’s performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant absent the specific acquisition-related items detailed above. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.
     All of the non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the press release.
     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release, dated January 30, 2006, issued by the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2006

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps

Chad F. Phipps
Associate General Counsel and Secretary